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                                                                    EXHIBIT 23.2
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                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 1998 incorporated by reference in Cephalon, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.


/s/ Arthur Andersen LLP
Philadelphia, PA
December 23, 1998